Exhibit 99.1

Esports Entertainment Group Announces Update to Voluntary Delisting from the Nasdaq

St. Julian’s, Malta–February 20, 2024 – Esports Entertainment Group, Inc. (NASDAQ: GMBL) (NASDAQ: GMBLP) (NASDAQ: GMBLW) (NASDAQ: GMBLZ) (“Esports Entertainment”, “EEG”, or the “Company”), a leading, global iGaming company and business-to-business (B2B) esports content and solutions provider, today announced an update to its voluntary delisting from the Nasdaq Stock Market LLC (“Nasdaq”). On the opening of trading on February 21, 2024, the Company’s Common Stock, par value $0.01 per share, 10.0% Series A Cumulative Redeemable Convertible Preferred Stock and Common Stock Warrants (the “Securities”) will be suspended on Nasdaq and will be quoted on the OTC Pink Market of the OTCMarkets initially, while seeking to subsequently have its Securities quoted on the OTCQB® Venture Market of the OTCMarkets.

About Esports Entertainment Group

Esports Entertainment Group is a global MGA-licensed, “esports-focused” iGaming B2C operator and a US-focused B2B provider of esports solutions. The Company owns and operates the world’s leading esport venue management system, currently deployed in over 1,000 global locations, including more than 200 colleges and universities. The Company’s strategy is to capitalize on the multi-billion-dollar market for esports and esports wagering by leveraging its leading position in the industry. The Company is also targeting the rapidly growing market for short-form esports wagerable content, which features competitive, short-cycle head-to-head leagues that are optimized for betting. In addition to its plans to distribute esports content, the Company currently provides B2C-focused wagering through its MGA-licensed suite of brands. For additional information about the Company, please visit www.esportsentertainmentgroup.com.

Forward-Looking Statements

The information contained herein includes forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements relate to future events or to our strategies, targeted markets, and future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and those discussed in other documents we file with the SEC, including, the timing of the effectiveness of our delisting and ability and timing of deregistration of our Securities, the timing of our listing on the OTCQB® Venture Market of the OTCMarkets, our obligations under our outstanding preferred stock and the settlement agreement with the holder of our Series C Preferred Stock and Series D Preferred Stock, and our ability to continue as a going concern. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future, unless required by law. The safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of such Act.

Contact:

Crescendo Communications, LLC

Tel: (212) 671-1021

Email: GMBL@crescendo-ir.com